UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 23, 2020

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39300	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 23, 2020, Ascena Retail Group, Inc. (the “Company”) and certain of its subsidiaries filed voluntary petitions under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia.

On November 23, 2020, the Company completed the sale of certain assets of the Company and certain of its directly and indirectly owned subsidiaries, mainly consisting of the intellectual property and certain other assets and liabilities of the Company’s Justice brand (the “Justice Sale”). The Justice Sale was completed pursuant to an Asset Purchase Agreement, dated October 20, 2020, between the Company, certain subsidiaries of the Company (together, the “Sellers”) and Justice Brand Holdings LLC, an entity created by Bluestar Alliance (the “Purchaser”), as amended by Amendment No. 1 thereto, dated November 10, 2020 (the “Asset Purchase Agreement”), and was subject to sections 105, 363 and 365 of the Bankruptcy Code, including a marketing process. Pursuant to the Asset Purchase Agreement, the Purchaser paid $71 million and assumed certain liabilities of the Sellers.

The foregoing description of the Justice Sale and the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 2.1 and 2.2 and are hereby incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated as of October 20, 2020, by and among Ascena Retail Group, Inc., the other sellers named therein and Justice Brand Holdings LLC.
2.2*	Amendment No. 1 to the Asset Purchase Agreement, dated as of November 10, 2020, by and among Ascena Retail Group, Inc., the other sellers named therein and Justice Brand Holdings LLC.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

*	Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

(Registrant)

Date: November 24, 2020

By:	/s/ Dan Lamadrid
Dan Lamadrid
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)